UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  June 16, 2008



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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


SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE.

      Additional information regarding the registrant's proposed acquisition of Staubach Holdings, Inc. is attached hereto as Exhibit 99.1. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

      NOTE: The information in this Item 7.01 (including the related exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.


SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

      In a press release issued on June 16, 2008, Jones Lang LaSalle Incorporated (the "Company") announced that it entered into an agreement and plan of merger with Staubach Holdings, Inc. pursuant to which, subject to the terms and conditions in such agreement, the Company will acquire all of the outstanding equity interests of Staubach. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit
      Number      Description
      -------     -----------

      99.1        Jones Lang LaSalle Incorporated Investor Presentation

      99.2        Press Release dated June 16, 2008



























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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 16, 2008                 JONES LANG LASALLE INCORPORATED



                                    By:   /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Name:  Joseph J. Romenesko
                                          Title: Treasurer





















































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


                               EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     ------------

99.1        Jones Lang LaSalle Incorporated Investor Presentation

99.2        Press Release dated June 16, 2008




























































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